Exhibit 10.184
EXECUTION VERSION

SUPPLEMENTAL INDENTURE
SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 28, 2014, among Endo Ventures Bermuda Limited (the “Guaranteeing Subsidiary”), a subsidiary of Endo Limited (or its permitted successor), a private limited company incorporated under the laws of Ireland (the “Company”), the Issuers, the other Guarantors (both, as defined in the Indenture referred to below) and Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H
WHEREAS, Endo Finance LLC, a Delaware limited liability company, and Endo Finco Inc., a Delaware corporation, have heretofore executed and delivered to the Trustee an indenture, dated as of May 6, 2014 by and among the parties thereto (the “Indenture”), providing for the issuance of 7.00% Senior Notes due 2020 (the “Notes”);
WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuers’ Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.    CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.
4.    NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Issuers or any Guarantor, as such, will have any liability for any obligations of the Issuers or the Guarantors under the Notes, the Indenture, this Supplemental Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
5.    NEW YORK LAW TO GOVERN; WAIVER OF JURY TRIAL. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE ISSUERS AND THE GUARANTORS CONSENTS AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR U.S. FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, COUNTY OF NEW YORK, STATE OF

Exhibit 10.184
EXECUTION VERSION

NEW YORK IN RELATION TO ANY LEGAL ACTION OR PROCEEDING (I) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS INDENTURE, AS SUPPLEMENTED, THE NOTES, THE GUARANTEES AND ANY RELATED DOCUMENTS AND/OR (II) ARISING UNDER ANY U.S. FEDERAL OR U.S. STATE SECURITIES LAWS IN RESPECT OF THE NOTES, THE GUARANTEES AND ANY SECURITIES ISSUED PURSUANT TO THE TERMS OF THE INDENTURE, AS SUPPLEMENTED. EACH OF THE ISSUERS AND THE GUARANTORS WAIVES ANY OBJECTION TO PROCEEDINGS IN ANY SUCH COURTS, WHETHER ON THE GROUND OF VENUE OR ON THE GROUND THAT THE PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE ISSUERS AND THE GUARANTORS, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, SHALL APPOINT CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NY 10011, AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING AND AGREES THAT SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE ISSUERS AND THE GUARANTORS AGREES TO DELIVER, UPON THE EXECUTION AND DELIVERY OF THIS SUPPLEMENTAL INDENTURE, A WRITTEN ACCEPTANCE BY SUCH AGENT OF ITS APPOINTMENT AS SUCH AGENT. EACH OF THE ISSUERS AND THE GUARANTORS, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, FURTHER AGREES TO TAKE ANY AND ALL ACTION, INCLUDING THE FILING OF ANY AND ALL SUCH DOCUMENTS AND INSTRUMENTS, AS MAY BE REASONABLY NECESSARY TO CONTINUE SUCH DESIGNATION AND APPOINTMENT OF CT CORPORATION SYSTEM IN FULL FORCE AND EFFECT FOR SO LONG AS THE INDENTURE, AS SUPPLEMENTED, REMAINS IN FORCE. EACH OF THE ISSUERS, THE TRUSTEE AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
6.    COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy (which may be provided via facsimile or other electronic transmission) shall be an original, but all of them together represent the same agreement.
7.    EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
8.    THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Issuers.

Exhibit 10.184
EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

ENDO VENTURES BERMUDA LIMITED, as Guaranteeing Subsidiary

By:		/s/ Susan Hall
	Name:	Susan Hall
	Title:	Director

Exhibit 10.184
EXECUTION VERSION

ENDO FINANCE LLC as an Issuer
by ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L., its sole member

By:		/s/ Andrew O'Shea
	Name:	Andrew O'Shea
	Title:	B Manager

Exhibit 10.184
EXECUTION VERSION

ENDO FINCO INC. as Co-Obligor

By:		/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

Exhibit 10.184
EXECUTION VERSION

ENDO LLC ENDO U.S. INC. each, as a Guarantor

By:		/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

Exhibit 10.184
EXECUTION VERSION

ENDO HEALTH SOLUTIONS INC.
ENDO PHARMACEUTICALS INC.
ENDO PHARMACEUTICALS SOLUTIONS INC.
ENDO PHARMACEUTICALS VALERA INC.
GENERICS INTERNATIONAL (US PARENT), INC.
GENERICS INTERNATIONAL (US MIDCO), INC.
GENERICS INTERNATIONAL (US HOLDCO), INC.
GENERICS INTERNATIONAL (US), INC.
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
AMERICAN MEDICAL SYSTEMS, INC.
AMS RESEARCH CORPORATION
AMS SALES CORPORATION
LASERSCOPE
  each, as a Guarantor

By:		/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

Exhibit 10.184
EXECUTION VERSION

GENERICS BIDCO I, LLC
VINTAGE PHARMACEUTICALS, LLC
GENERICS BIDCO II, LLC
MOORES MILL PROPERTIES LLC
WOOD PARK PROPERTIES LLC
QUARTZ SPECIALTY PHARMACEUTICALS, LLC
  each, as a Guarantor
by GENERICS INTERNATIONAL (US), INC.,
its manager

By:		/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

Exhibit 10.184
EXECUTION VERSION

LEDGEMONT ROYALTY SUB LLC as a Guarantor by ENDO PHARMACEUTICALS SOLUTIONS INC., its manager

By:		/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

Exhibit 10.184
EXECUTION VERSION

ENDO LIMITED as a Guarantor

By:		/s/ Jack Boyle
	Name:	Jacke Boyle
	Title:	Attorney

ENDO VENTURES LIMITED as a Guarantor

By:		/s/ Jack Boyle
	Name:	Jacke Boyle
	Title:	Attorney

ENDO MANAGEMENT LIMITED as a Guarantor

By:		/s/ Jack Boyle
	Name:	Jacke Boyle
	Title:	Attorney

ENDO FINANCE LIMITED as a Guarantor

By:		/s/ Jack Boyle
	Name:	Jacke Boyle
	Title:	Attorney

Exhibit 10.184
EXECUTION VERSION

ENDO LUXEMBOURG HOLDING COMPANY S.À R.L. as a Guarantor

By:		/s/ Andrew O'Shea
	Name:	Andrew O'Shea
	Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L. as a Guarantor

By:		/s/ Andrew O'Shea
	Name:	Andrew O'Shea
	Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY II S.À R.L. as a Guarantor

By:		/s/ Andrew O'Shea
	Name:	Andrew O'Shea
	Title:	B Manager

Exhibit 10.184
EXECUTION VERSION

PALADIN LABS CANADIAN HOLDING INC. as a Guarantor

By:		/s/ Mark Beaudet
	Name:	Mark Beaudet
	Title:	President and Chief Executive Officer

PALADIN LABS INC. as a Guarantor

By:		/s/ Mark Beaudet
	Name:	Mark Beaudet
	Title:	President and Chief Executive Officer

Exhibit 10.184
EXECUTION VERSION

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:		/s/ Martin G. Reed
	Name:	Martin G. Reed
	Title:	Vice President